UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2004

                                  INVISA, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                         000-50081               65-1005398
(State or other jurisdiction           (Commission             (IRS Employer
    of Incorporation)                  File Number)          Identification No.)

4400 Independence Court, Sarasota, Florida                          34234
 (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code              (941) 355-9361

          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On February 19, 2004 Invisa, Inc. (the "Company") paid to SDR Metro Inc. a final installment, including principal and interest ($78,600), to complete the Company's purchase of U.S. Patent #5,337,039 "Proximity detection system with digital frequency variation detection means".

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INVISA, INC.


Date: April 19, 2004                    By: /s/ Herbert M. Lustig
                                           -------------------------------------
                                           Herbert M. Lustig
                                           President